                                                                     EXHIBIT 4.1



                         DORAL FINANCIAL CORPORATION

        INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF PUERTO RICO


     NUMBER

D
---------------

                                             CUSIP 25811P 100
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS TO CERTIFY that






is the owner of


            FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                       OF THE PAR VALUE OF $1 EACH, OF

DORAL FINANCIAL CORPORATION, transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/ Richard F. Bonini          [CORPORATE SEAL]          /s/ Zoila Levis

            Secretary                                          President



COUNTERSIGNED AND REGISTERED
         CHASEMELLON SHAREHOLDER SERVICES, L.L.C.
                                           TRANSFER AGENT
                                            AND REGISTRAR

BY

                                     AUTHORIZED SIGNATURE

                          DORAL FINANCIAL CORPORATION

         The Corporation will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series which the Corporation is authorized to issue and the qualifications, limitations or restrictions of such preferences and/or rights. Any request should be made to the Secretary of the Corporation.


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM -- as tenants in common

         TEN ENT -- as tenants by the entireties

         JT TEN  -- as joint tenants with right of survivorship and not as tenants in common

         UNIF GIFTS MIN ACT -- _________________ Custodian __________________
                                     (Cust)                      (Minor)
                               under Uniform Gifts to Minors
                               Act ______________________
                                           (State)

    Additional abbreviations may also be used though not in the above list.


         FOR VALUE RECEIVED, _______________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE


________________________________________________________________________________


________________________________________________________________________________
                  Please print or typewrite name and address,
                     including postal zip code of assignee.


__________________________________________________________________________Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney,
to transfer said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,_____________________________


                                    ____________________________________________